UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

GameStop Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 424-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 15, 2019, GameStop Corp. (the “Company”) issued a press release announcing the final results of its “modified Dutch auction” tender offer (the “Tender Offer”), which expired at 5:00 p.m., New York City time, on July 10, 2019.

In accordance with the terms and conditions of the Tender Offer and based on the final count by Computershare Trust Company, N.A., the depositary for the Tender Offer (the “Depositary”), the Company accepted for payment, at a purchase price of $5.20 per share, a total of 12,000,000 shares properly tendered at the purchase price and not properly withdrawn before the expiration date, at an aggregate cost of $62,400,000, excluding fees and expenses relating to the Tender Offer. The Company accepted the shares on a pro rata basis, except for tenders of “odd lots,” which were accepted in full, and conditional tenders that were automatically regarded as withdrawn because the condition of the tender was not met, and has been informed by the Depositary that the final proration factor for the Tender Offer is 43.14%. The shares purchased represent approximately 11.72% of the Company’s Class A common stock issued and outstanding as of July 10, 2019.

The Depositary will promptly pay for all shares accepted for payment pursuant to the Tender Offer, and will return to the tendering shareholders all other shares tendered and not purchased.

A copy of the press release was filed as Exhibit (a)(5)(C) to Amendment No. 4 to the Company’s Tender Offer Statement on Schedule TO filed on July 15, 2019 and is incorporated herein by reference.

This report is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy any securities of the Company. The Tender Offer was made solely on the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated June 11, 2019 and the related letter of transmittal, both of which documents are filed as exhibits to the Company’s Tender Offer Statement on Schedule TO, originally filed on June 11, 2019, under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP. (Registrant)

Date: July 15, 2019	By:	/s/ James A. Bell
Name: James A. Bell
Title: Executive Vice President and Chief Financial Officer